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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): JUNE 17, 2003



                          HOLLINGER INTERNATIONAL INC.
             (Exact name of Registrant as specified in its Charter)


         DELAWARE                      1-14164                  95-3518892
(State or other Jurisdiction)        (Commission              (IRS Employer
    of Incorporation)                File Number)           Identification No.)


                       401 NORTH WABASH AVENUE, SUITE 740
                             CHICAGO, ILLINOIS 60611
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (312) 321-2299




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Item 5.           Other Events and Regulation FD Disclosure.

                  See the attached press release dated June 17, 2003.


Item 7.           Financial Statements and Exhibits.

                  The following Exhibit is filed as part of this report:

                  Exhibit 99.1 Press release, dated June 17, 2003.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 17, 2003

                                           HOLLINGER INTERNATIONAL INC.


                                           By:  /s/ Mark S. Kipnis
                                                --------------------------------
                                                Name:  Mark S. Kipnis
                                                Title: Vice President, Corporate
                                                Counsel and Secretary


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                                  EXHIBIT INDEX



Exhibit             Description
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99.1                Press release dated June 17, 2003.